AMENDMENT NUMBER FIVE
to the
MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT,
dated as of November 1, 2001,
between
UBS REAL ESTATE SECURITIES INC.,
and
COUNTRYWIDE HOME LOANS, INC.

This AMENDMENT NUMBER FIVE (this “Amendment Number Five”) is made as of November 11, 2004, between Countrywide Home Loans, Inc., (the “Seller”) and UBS Real Estate Securities Inc., (the “Purchaser”), to the Master Loan Purchase and Servicing Agreement, dated as of November 1, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”) between the Purchaser and the Seller.

RECITALS

WHEREAS, the Seller and the Purchaser hereto desire to amend the Agreement subject to the terms and conditions of this Amendment Number Five.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 2. Amendments. Effective as of November 11, 2004, the Agreement is hereby amended as follows:

(A)

Subsection 7.01 of the Agreement is hereby amended by adding the following subsections after Subsection 7.01(x):

(xi) The consideration received by the Seller upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans; and

(xii) The Seller is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby.  The Seller is not transferring any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors.

(B)

Subsection 7.02 of the Agreement is hereby amended by adding the following to the end of Subsection 7.02(xx):

(C)

Subsection 7.02(xxvi) of the Agreement is hereby amended by deleting that subsection in its entirety and replacing it with the following:

“Except for streamline documentation loans, the Mortgage File contains an appraisal of the related Mortgaged Property, which satisfied the standards of Fannie Mae and Freddie Mac and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof; whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;”

(D)

Subsection 7.02(xlviii) of the Agreement is hereby amended by deleting that subsection in its entirety and replacing it with the following:

“No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Security Act of 2002 (the “NJ Act”); and each Mortgage Loan subject to the NJ Act is considered under the NJ Act as, either, a (1) purchase money Home Loan, (2) purchase money Covered Loan (with respect to Mortgage Loans which were originated between November 26, 2003 and July 7, 2004), or (3) a rate/term refinance Home Loan;”

(E)

Subsection 7.02 of the Agreement is hereby amended by adding the following after Subsection 7.02(lii):

(liii)

No Mortgage Loan that is secured by a Mortgaged Property located in the Commonwealth of Massachusetts was made to pay off or refinance an existing loan or other debt of the related borrower (as the term “borrower” is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with Massachusetts House Bill 4880 (2004)).

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment Number Five, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Five need not be made in the Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4. GOVERNING LAW. THIS AMENDMENT NUMBER FIVE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

SECTION 5.  Counterparts. This Amendment Number Five may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment  Number Five to be executed and delivered by their duly authorized officers as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC.

By:_______________________________

Name:

Title:

UBS REAL ESTATE SECURITIES INC.

By:_______________________________

Name:

Title:

By:_______________________________

Name:

Title: